SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                     May 25, 1996


              RESIDENTIAL ACCREDIT LOANS, INC.
       (Exact name of the registrant as specified in its charter)


                     33-95932           51-0368240

Delaware    (Commission File Number)   (I.R.S. Employee
(State or other                         Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the May 1996 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.





Master Serviced by Residential Funding Corporation

1995-QS1
1996-QS1
1996-QS2



Item 7.  Financial Statements and Exhibits
(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


   By: /s/Scott Young
 Name:  Scott Young
Title:  Controller
Dated:  May 25, 1996